Paula Winner Barnett, Esq.
17967 Boris Drive, Encino, CA 91316
tel (818) 776-9881
fax (818) 743-7491
pwbarnett@sbcglobal.net
March 10, 2006
VIA EDGAR AND FACSIMILE
Steven Jacobs, Accounting Branch Chief
Matthew Maulbeck, Staff Accountant
Division of Corporate Finance
Securities and Exchange Commission
450 Fifth Street, N.W., Mail Stop 6010
Washington, D.C. 20549-0306

Re:	EUPA International Corporation
Form 10-KSB for the Year Ended December 31, 2004
Original Filed March 31, 2005 and Amendment Filed November 28, 2005
File No. 0-26539 (the “Form 10-KSB”)
Dear Messrs. Jacobs and Maulbeck:
On behalf of EUPA International Corporation (the “Company”), the following are the Company’s responses to the corresponding numbered comments in the January 19, 2006 letter from the Securities and Exchange Commission (the “Commission”). The Company has filed on the EDGAR system an amended Form 10-KSB, entitled Form 10-KSB/A (No. 2) for the fiscal year ended December 31, 2004 (the “Amended Form 10-KSB/A (No. 2)”) and amended Forms 10-QSB, each entitled Form 10-QSB/A (No. 1) for each calendar quarter ended March 31, 2005, June 30, 2005 and September 30, 2005 (the “Amended Forms 10-QSB/A (No. 1)”) to conform the Amended Form 10-KSB/A (No. 2) and the Amended Forms 10-QSB/A(No. 1) to the Commission’s comments in its above-referenced letter. Marked copies of the relevant pages of the Amended Form 10-KSB/A (No. 2) and the Amended Forms 10-QSB/A (No. 1) have been sent by facsimile to your attention.
Form 10-KSB/A (No.1) for the year ended December 31, 2004
Note D — Intangible Assets, page F-12
1.	Related to prior comment 3, please provide us with sufficient detail explaining the nature of costs associated with applying for new patents and trademarks that you have capitalized and tell us your basis for capitalizing these costs. In addition, please explain how you have evaluated such intangible assets for impairment in light of your recurring cash and operating losses.

Messrs. Jacobs and Maulbeck
March 10, 2006

     Response
The nature of the capitalized costs associated with applying for new patents and trademarks are legal and filing fees. The Company has complied with Accounting Principles Board Opinion No. 17, “Intangible Assets” (“APB 17”), and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”), and has only capitalized legal and filing fees directly related to the registration of its patents and trademarks.
The basis for capitalizing these costs is in accordance with generally accepted accounting principles of the United States of America, specifically APB 17, paragraph 24, and SFAS 142, paragraph 10. The only costs associated with an internally developed intangible asset that is capitalized are the costs associated with registering it with the relevant regulatory body.
The Company’s intangible assets are evaluated for impairment as follows: The Company amortizes its intangible assets using the straight-line method of accounting based on the intangible asset’s legal life. In addition, the Company periodically reviews, at least annually, its intangible assets to determine if there is any impairment. Impairment is determined by the current continued use of each patent or trademark by the Company’s customers and by management’s belief that the intangible asset will be used in the near future. If the intangible asset is not being used by the Company’s customers and management believes that the intangible asset will not be used in the near future, the net unamortized value of the intangible asset is written off in the current period.
The Company’s recurring cash and operating losses do not necessarily reflect the value of its intangible assets. When evaluating its intangible assets for impairment, cash and operating losses are not determinative. According to SFAS 142, the Company estimates expected future cash flows for determining whether an asset is impaired. Moreover, if the Company determines that an intangible asset has been impaired, there may not necessarily be a loss associated therewith at the time of impairment, because its carrying cost may still be recoverable from revenues the Company receives under its patent fiduciary and administration services agreement with Tsann Kuen Enterprises Co., Ltd. Based on the Company’s evaluation, there have been no material impairment losses to its intangible assets in 2004.
Note I — Discontinued Operations, page F-17
2.	We note your response to comment 5. Please tell us why you accounted for the reversal of an income tax accrual as a change in accounting estimate as opposed to a correction of an error in a prior period. Reference is made to APB 20.
     Response
We have restated “income from discontinued operations” to account for the reversal of the income tax accrual as a correction of an error in a prior period.

Messrs. Jacobs and Maulbeck
March 10, 2006

Note M — Liquidation Distribution, page F-20
3.	We note your response to comment 6. According to your disclosure in Note B your wholly-owned subsidiary, Union Channel Limited, is consolidated and all intercompany accounts are eliminated upon consolidation. In light of this, we are unclear why you have an “Investment in Union” account and why the dissolution of a wholly-owned subsidiary and related transfer of cash to you the parent would have any effect on your financial statements. Please amend Form 10-KSB and subsequently filed Form 10-QSBs to revise your statements of operations, statements of changes in stockholders’ equity and statements of cash flows to remove all reference to this liquidation distribution.
     Response
We have restated “other income” to remove the transfer-related accountings between the Company and its wholly-owned subsidiary resulting from the dissolution of Union.
Form 10-QSB for the quarterly period ended September 30, 2005
Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, pages 9 — 10
4.	We note from your disclosure on page 10 of your Form 10-QSB that your “mark-up was 5% for research and development services and 2% for patent and fiduciary and administration services.” Please explain what costs are associated with providing these services and tell us how those costs have been reflected in the financial statements.
     Response
Costs associated with research and development services include all costs incurred by the Company related to the provision of these service including, without limitation, salaries and other personnel expenses, including employee benefits; rent; depreciation of equipment; office supplies and expense; telephone; travel, including lodging and meals; and entertainment.
Costs associated with patent and fiduciary services only include amortization of the legal costs and registration filing fees of the internally-developed patents and trademarks.
All costs associated with research and development services and patent and fiduciary administration services are charged to general and administrative expenses.
The Company acknowledges that:
•	the Company is responsible for the adequacy and accuracy of the disclosure in the filings;

Messrs. Jacobs and Maulbeck
March 10, 2006

•	staff comments or changes to disclosure in response to staff comments do not foreclose the commission from taking any action with respect to the filings; and

•	the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under federal securities laws of the United States.
The Company’s officers and I are available to discuss with you any further comments or questions you may have to assist your review of the Amended Form 10-KSB/A (No.2) and Amended Forms 10-QSB/A.

Very truly yours,
/s/ Paula Winner Barnett

Paula Winner Barnett

cc: Mr. Kung-Chieh Huang